Lord Abbett

                                                                    Growth
                                                              Opportunities Fund

                                                              1998 ANNUAL REPORT


                               [GRAPHIC OMITTED]


                                                        A portfolio of mid-sized
                                                        growth companies


                                    [LOGO](R)

Report to Shareholders
For the Fiscal Year Ended November 30, 1998

[PHOTO OMITTED]

/s/ Robert S. Dow
-----------------
ROBERT S. DOW
CHAIRMAN

JANUARY 7, 1999

"...we believe that mid-cap stocks remain meaningfully undervalued relative to large caps and we expect that the mid-cap sector will benefit in 1999 as investors shift away from the higher valuation levels that exist in the universe of large-cap stocks."

Lord Abbett Growth Opportunities Fund completed its fiscal year on November 30, 1998, with a net asset value of $12.58 per Class A share versus $16.18 on November 30, 1997. The Fund's total return for the period was 5.71%.*

Formerly known as Lord Abbett Research Fund - Mid-Cap Series, Lord Abbett Growth Opportunities Fund became available for investment to the general public on October 15, 1998. On September 15, 1998, the Fund's shareholders voted to amend the Fund's investment objective to enable the Fund to pursue an investment strategy that seeks capital appreciation and focuses on growth oriented equity securities. The Fund primarily invests in mid-sized U.S. companies and, to a lesser extent, in multinational companies, from which Lord Abbett expects above-average growth.

U.S. stock markets were subject to significant volatility throughout the Fund's fiscal year. During the first half of the period stocks performed strongly, followed by sizable downdrafts during the summer months, and a subsequent recovery from late September through November. We believe much of the volatility was due to investors' growing reluctance to bear risk in response to economic and political uncertainties in Japan, the Pacific Rim, Russia and other emerging markets, and the impact that those uncertainties might have on future U.S. corporate earnings. A series of rate cuts initiated by the U.S. Federal Reserve Board helped to ease investor concern later in the period. As a more optimistic view of global economies emerged, stocks rallied with most sectors participating in the upswing.

The Fund experienced a period of transition in September/October as we reorganized the portfolio to account for the new growth investment strategy. Since the transition, the Fund has performed well relative to its benchmark, the Russell Mid-Cap Growth Index.

The current environment of low inflation levels and interest rates, paired with Federal Reserve rate cuts, strengthens our belief that the high valuations now seen in the U.S. equity market will extend into 1999. However, a slowing of the U.S. economy may negatively affect corporate earnings and employment growth. Given this scenario, we expect that the market's short-term price volatility may be heightened as some sectors generate good earnings while others fare poorly.

Our objective of identifying mid-sized companies with histories of earnings and revenue growth, experienced management teams and proprietary products or services, should help the Fund to uncover strong investment opportunities, even as U.S. economic growth slows. Furthermore, we believe that mid-cap stocks remain meaningfully undervalued relative to large caps and we expect that the mid-cap sector will benefit in 1999 as investors shift away from the higher valuation levels that exist in the universe of large-cap stocks.

We are pleased that you have chosen Lord Abbett Growth Opportunities Fund as an investment vehicle in your diversified investment plan. We appreciate the confidence you have placed in Lord Abbett and seek to reward your trust in us with strong performance by the Fund.

* The Fund's Class B and C shares became available for investment on October 15, 1998. Total returns for the brief period between inception of the class and the Fund's fiscal year end were 23.72% and 23.92%, respectively. SEC-required returns for Class B and C shares for the period, which reflect deduction of the maximum applicable contingent deferred sales charge at the end of the period, were 17.53% and 22.68% respectively. Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

Fund Performance

Comparison of the change in value of a $10,000 investment, 8/1/95 - 11/30/98,(1) in Lord Abbett Growth Opportunities Fund and the unmanaged Russell Mid-Cap Growth Index.(2)

   [The following table was depicted as a bar graph in the printed material.]

Growth Opportunities Fund(3)                    $19,503

Russell Mid-Cap Growth Index                    $16,189

(1)   The Fund (Class A shares) commenced operations 8/1/95.

(2) The Russell Mid-Cap Growth Index represents stocks from the Russell Mid-Cap Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

(3)   Reflects the reinvestment of all distributions.

SEC-Required Information

Average annual compounded returns for periods ended 12/31/98, at the Class A maximum sales charge of 5.75%, with all distributions reinvested:

   [The following table was depicted as a bar graph in the printed material.]

1 Year                         6.90%

Life of Fund
(8/1/95 Inception)            19.50%

Past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

A Note About Year 2000 Matters

As you probably know, the Fund depends on the proper functioning of computer systems for most, if not all, aspects of its operations. Many computer systems now in use cannot distinguish between the year 2000 (Y2K) and the year 1900, an inability that could disrupt the services provided to the Fund.

Lord Abbett, Lord Abbett Distributor LLC, the Fund's transfer agent, the Fund's custodian and other providers of services critical to the Fund all have advised the Fund that they have been actively working on changes to their computer systems to prepare for the Year 2000 and expect that their systems, and those of their external service providers, will be adapted in time. Although the Y2K issue is unprecedented and the process of Y2K preparedness evaluation and systems remediation is an ongoing one, we presently believe that there will be no material effect on the Fund and its financial statements.

Statement of Net Assets
November 30, 1998

                                                                               Market Value
                                Security                            Shares        (Note 1a)
===========================================================================================
Investments in
Common Stock 92.04%
===========================================================================================
Aerospace 3.48%               *Orbital Sciences Corp.+                4,300      $  164,475
---------------------------------------------------------------------------------==========
Airlines 2.53%                 Comair Hldgs Inc.                      3,900         119,438
---------------------------------------------------------------------------------==========
Apparel 6.61%                  Liz Claiborne, Inc.                    1,200          40,650
                              *Tommy Hilfiger Corp.                   3,300         199,650
                               Warnaco Group Inc.                     2,900          71,775
                               Total                                                312,075
---------------------------------------------------------------------------------==========
Buildings Materials
1.95%                         *Royal Group Tech Ltd.                  4,400          92,125
---------------------------------------------------------------------------------==========
Communications                *Aspect Telecom Corp.                   7,000         132,562
Equipment 9.57%               *Ciena Corp.                            1,500          25,500
                              *Plantronics, Inc.+                     2,800         184,100
                              *Qualcomm Inc.                          2,000         109,750
                               Total                                                451,912
---------------------------------------------------------------------------------==========
Communications                *Cambridge Tech Partners Inc.           6,400         133,600
Services 4.93%                *Ciber Inc.                             3,700          83,481
                              *CBT Group Pub. Ltd.                    1,500          15,750
                               Total                                                232,831
---------------------------------------------------------------------------------==========
Computer -                    *Lernout & Hauspie Speech
Software 5.57%                 Products N.V.                          3,000         121,500
                              *Parametric Technology Corp.            2,000          34,000
                              *The Learning Company Inc.              3,700         107,531
                               Total                                                263,031
---------------------------------------------------------------------------------==========
Drugs/Health Care             *Mylan Laboratories Inc.                1,400          46,462
Products 5.81%                *Nu Skin Asia Pacific Inc.
                               Class A                                7,400         177,137
                              *Rexall Sundown Inc.                    3,800          50,825
                               Total                                                274,424
---------------------------------------------------------------------------------==========
Electronics -                 *Quantum Corp.                          8,000         177,000
Components 8.17%              *Vitesse Semiconductor Corp.            4,400         156,750
                              *Western Digital Corp.                  4,000          52,250
                               Total                                                386,000
---------------------------------------------------------------------------------==========
Food 2.07%                     Smithfield Foods Inc.                  3,700          97,818
---------------------------------------------------------------------------------==========
Health-Care                   *Arterial Vascular Engineer Inc.        5,100         249,263
Products 7.53%                *Biochem Pharmaceuticals Inc.           2,900          70,688
                               Mallinckrodt Group Inc.                1,100          35,544
                               Total                                                355,495
---------------------------------------------------------------------------------==========
Health-Care                   *Health Mgmt Assoc Inc.
Services 4.31%                 Class A                                2,200          47,713
                              *Healthsouth Corp.                     11,600         155,875
                               Total                                                203,588
---------------------------------------------------------------------------------==========

                                                                    Shares     Market Value
                                Security               or Principal Amount        (Note 1a)
===========================================================================================
HealthCare
Information Sys                Shared Medical
3.22%                          Systems Corp.                          2,900      $  151,888
---------------------------------------------------------------------------------==========
Miscellaneous 8.89%           *Acxiom Corp.                           2,300          54,338
                              *Blyth Industries, Inc.                 1,800          61,088
                              *Interim Services Inc.                  5,700         118,275
                              *Mastech Corporation                    7,000         186,375
                               Total                                                420,076
---------------------------------------------------------------------------------==========
Printing and
Publishing .82%               *Borders Group Inc.                     1,600          38,800
---------------------------------------------------------------------------------==========
REITS & Finance .80%          *Equity Office Prop.                    1,500          37,687
---------------------------------------------------------------------------------==========
Restaurants 3.01%             *Papa Johns Int'l. Inc.                 2,300          96,456
                              *Tricon Glob. Rest. Inc.                1,000          45,563
                               Total                                                142,019
---------------------------------------------------------------------------------==========
Retail 2.03%                  *Tiffany & Co.                          2,200          96,112
---------------------------------------------------------------------------------==========
Security Services              Corrections Corp.                      5,100         104,550
7.76%                         *Network Associates Inc.                2,000         101,750
                              *Verisign Inc.                          4,000         160,500
                               Total                                                366,800
---------------------------------------------------------------------------------==========
Toys .82%                      Hasbro Inc.                            1,100          38,569
---------------------------------------------------------------------------------==========
Waste Management
2.16%                         *Allied Waste Industries Inc.           5,000         101,875
---------------------------------------------------------------------------------==========
                               Total Investments in
                               Common Stock
                               (Cost $3,896,890)                                  4,347,038
===========================================================================================
Other Assets, Less Liabilities 7.96%
===========================================================================================
Short-term                     Baker Hughes Inc.
Investment                     Discount Note 5.42%
                               due 12/1/1998 (Cost $249,963)           250M         249,963
===========================================================================================
Cash                                                                                138,535
---------------------------------------------------------------------------------==========
Receivable for:                Capital stock                                         94,089
                               Securities sold                                       32,991
                               Other                                                 35,814
                               Total Other Assets                                   162,894
---------------------------------------------------------------------------------==========
Payable for:                   Securities purchased                                 175,060
                               Capital stock reacquired                                 260
                               Total Liabilities                                    175,320
---------------------------------------------------------------------------------==========
  Total Other Assets,
     Less Liabilities                                                               376,072
===========================================================================================
Net Assets 100.00%                                                               $4,723,110
===========================================================================================

Class A Shares-Net asset value ($4,192,182 / 333,167 shares outstanding) $12.58 Maximum offering price (Class A shares) $13.35

Class B Shares-Net asset value ($228,747 / 18,195 shares outstanding) $12.57 Class C Shares-Net asset value ($302,181 / 24,003 shares outstanding) $12.59

*     Non-income producing security

+ Affiliated issuer (holdings represent 5% or more of the outstanding voting securities).

      See Notes to Financial Statements.

Statement of Operations

Investment Income                                                 For the Year Ended November 30, 1998
======================================================================================================
Income          Dividends                                                   $   18,363
                Interest                                                         6,787
                Total                                                                           25,150
                --------------------------------------------------------------------------------------
Expenses        Management Fee                                                  16,316
                Management Fee  waived                                         (16,316)
                12b-1 distribution plan - Class A                                  473
                12b-1 distribution plan - Class B                                  152
                12b-1 distribution plan - Class C                                  116
                Professional fees                                                6,000
                Registration fees                                                6,000
                Shareholder servicing fees                                       3,000
                Report to shareholders                                           1,000
                Organization                                                       120
                Other                                                            1,080
                                                                            ----------
                Total expenses before expenses assumed by Lord Abbett           17,941
                Expenses assumed by Lord Abbett                                (17,200)
                --------------------------------------------------------------------------------------
                Total expenses                                                                     741
                --------------------------------------------------------------------------------------
                Net investment income                                                           24,409
                --------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
======================================================================================================
Realized gain from investment transactions
                Proceeds from sales                                          2,634,687
                Cost of investments sold                                     2,401,341
                --------------------------------------------------------------------------------------
                Net realized gain                                              233,346
                --------------------------------------------------------------------------------------
Unrealized appreciation of investments                                          64,603
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                297,949
------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                        $  322,358
======================================================================================================

Statements of Changes in Net Assets

                                                                                Year Ended Nov. 30,
                                                                            --------------------------
Increase in Net Assets                                                          1998           1997
======================================================================================================
Operations      Net investment income                                       $   24,409      $   24,396
                Net realized gain from investment transactions                 233,346         211,525
                Net unrealized appreciation of investments                      64,603         125,042
                --------------------------------------------------------------------------------------
                Net increase in net assets from operations                     322,358         360,963
                --------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions      1,127            (532)
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
                Net investment income                                          (43,200)        (31,911)
                Net realized gain from investment transactions                (405,260)             --
                --------------------------------------------------------------------------------------
                Total distributions                                           (448,460)        (31,911)
------------------------------------------------------------------------------------------------------
Capital share transactions:
                Net proceeds from sale of shares                             3,761,157         266,230
                Net asset value of shares issued in reinvestment
                of net investment income and realized gain
                from investment transactions                                   439,363          31,148
                --------------------------------------------------------------------------------------
                Total                                                        4,200,520         297,378
                Cost of shares reacquired                                   (1,024,926)       (415,449)
                --------------------------------------------------------------------------------------
                Increase (decrease) in net assets derived from
                capital share transactions                                   3,175,594        (118,071)
                --------------------------------------------------------------------------------------
Increase in net assets                                                       3,050,619         210,449
------------------------------------------------------------------------------------------------------
Net Assets:
                Beginning of year                                            1,672,491       1,462,042
                --------------------------------------------------------------------------------------
                End of year (including undistributed net investment
                income of $237 and $24,451, respectively)                   $4,723,110      $1,672,491
                ======================================================================================

                See Notes to Financial Statements.

Financial Highlights

                                                                                        Class A Shares
                                                               ----------------------------------------------------------------
                                                                                                             August 1, 1995
                                                                                                           (Commencement of
                                                                                               Year Ended    Operations) to
                                                                                              November 30,      November 30,
Per Share Operating Performance:                                 1998              1997              1996              1995
===============================================================================================================================
Net asset value, beginning of period                           $16.18            $12.84            $10.18            $10.00
-------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                       .15               .23               .30               .10
      Net realized and unrealized gain on investments             .09              3.39              2.50               .08
      Total from investment operations                            .24              3.62              2.80               .18
      -------------------------------------------------------------------------------------------------------------------------
      Distributions from:
      Net investment income                                      (.37)             (.28)             (.12)               --
      Net realized gain on investments                          (3.47)               --              (.02)               --
      -------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $12.58            $16.18            $12.84            $10.18
-------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                                  5.71%            28.90%            27.81%             1.80%(d)
===============================================================================================================================
      Ratios to Average Net Assets:
      Expenses, including waiver and reimbursements              0.02%              .00%              .00%              .00%(d)
      Expenses, excluding waiver and reimbursements              1.60%             1.58%             2.39%             1.20%(d)
      Net investment income                                      1.14%             1.69%             2.67%             1.04%(d)
      =========================================================================================================================

                                                                                           Class B Shares    Class C Shares
                                                                                               October 16,       October 19,
                                                                                               1998(c) to        1998(c) to
                                                                                              November 30,      November 30,
Per Share Operating Performance:                                                                     1998              1998
===============================================================================================================================
Net asset value, beginning of period                                                               $10.41            $10.70
-------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                                                            --(a)             --(a)
      Net realized and unrealized gain on investments                                                2.16              1.89
      Total from investment operations                                                               2.16              1.89
      -------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                     $12.57            $12.59
-------------------------------------------------------------------------------------------------------------------------------
Total Return(b)(d)                                                                                  20.75%            17.66%
===============================================================================================================================
      Ratios to Average Net Assets:(d)
      Expenses, including waiver and reimbursements                                                   .13%              .13%
      Expenses, excluding waiver and reimbursements                                                   .34%              .34%
      Net investment income                                                                          (.08)             (.10)
      =========================================================================================================================

                                                                                                             August 1, 1995
                                                                                                           (Commencement of
                                                                                               Year Ended    Operations) to
                                                                                              November 30,      November 30,
Supplemental Data For All Classes:                               1998              1997              1996              1995
===============================================================================================================================
      Net assets, end of period (000)                          $4,723            $1,672            $1,462            $  968
      Portfolio turnover rate                                  136.81%            52.86%            30.78%             1.55%
      =========================================================================================================================

(a)   Amount less than $.01.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   Commencement of operations of respective class shares.

(d)   Not annualized.

      See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Research Fund, Inc. (the "Company") is an open-end management investment company incorporated under Maryland law on April 26, 1992. The Company consists of three separate portfolios. This report covers one of the portfolios-Lord Abbett Growth Opportunities Fund (formerly Mid-Cap Series) ("Series"). The Series is diversified as defined under the Investment Company Act of 1940. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series.

(a) Security valuation is determined as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and ask prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the last bid and ask prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Investment transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) A portion of the proceeds from sales and costs of repurchases of capital shares equivalent to the amount of distributable net investment on the date of the transaction is credited or charged to undistributed income. Undistributed net investment income per share is thus unaffected by sales or repurchases of shares.

(e) The organization expenses of the Series are amortized evenly over a period of five years.

2. Management Fee and Other Transactions with Affiliates

The Series has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Series with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Series' investment portfolio. The management fee paid is based on average daily net assets for each month at the annual rate of 0.75 of 1% for the period December 1, 1997 to September 14, 1998. Effective September 15, 1998, the management fee increased to an annual rate of 0.90 of 1%. Lord Abbett waived its management fee for the year ended November 30, 1998.

The Series has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Series makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Series pays Distributor (1) an annual service fee of 0.25% of the average daily net assets of Class A shares, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net assets of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Series pays Distributor an annual service distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Series pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Class Y does not have a Rule 12b-1 plan.

Distributor received $4,362, representing payment of commissions on sales of Class A shares after deducting $25,363 allowed to authorized distributors as concessions.

Certain of the Series' officers and directors have an interest in Lord Abbett.

3. Capital

The Company has authorized 130 million shares of $.001 par value capital stock designated as follows: Class A-50 million, Class B-30 million, Class C-20 million, Class Y-30 million. Paid in capital amounted to $4,231,307 at November 30, 1998. Prior to October 1, 1998, all outstanding shares of the Series were held by directors and officers of the Company and by partners and employees of Lord Abbett.

Transactions in capital stock were as follows:

                                                                     Year Ended
                                    November 30, 1998         November 30, 1997
                             ---------------------------------------------------
Class A                        Shares          Amount      Shares        Amount
--------------------------------------------------------------------------------
Sales of shares               282,010     $ 3,261,131      17,917     $ 266,230

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                   38,922         439,363       2,556        31,148

Total                         320,932       3,700,494      20,473       297,378
--------------------------------------------------------------------------------
Shares reacquired             (91,140)     (1,024,908)    (30,976)     (415,449)
Increase                      229,792     $ 2,675,586     (10,503)    $(118,071)
--------------------------------------------------------------------------------

                                         October 16, 1998* to November 30, 1998
                                        ----------------------------------------
Class B                                             Shares               Amount
--------------------------------------------------------------------------------
Sales of shares                                     18,197            $ 211,217
Shares reacquired                                       (2)                 (18)
--------------------------------------------------------------------------------
Increase                                            18,195            $ 211,199
--------------------------------------------------------------------------------

Notes to Financial Statements

                                         October 19, 1998* to November 30, 1998
                                        ----------------------------------------
Class C                                             Shares               Amount
--------------------------------------------------------------------------------
Sales of shares                                     24,003             $288,809
Total Increase                                      24,003             $288,809
--------------------------------------------------------------------------------

*     Commencement of operations of respective class shares

      There was no capital stock activity for Class Y shares during the period.

4. Distributions

Distributions from net investment income and net realized gain from investment transactions, if any, are distributed to shareholders annually. At November 30, 1998, accumulated net realized gain for the Series was $41,418.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles.

5. Purchases and Sales of Securities

Purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 1998 aggregated $5,065,274 and $2,634,687, respectively.

As of November 30, 1998, net unrealized appreciation for federal income tax purposes aggregated $450,148 of which $516,340 related to appreciated securities and $66,192 related to depreciated securities.

The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

6. Directors' Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund.

7. Line of Credit

Each Series, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.06% per annum. There were no loans outstanding pursuant to this Facility at November 30, 1998, nor was the Facility utilized at any time during the year.

8. Transactions with Affiliated Companies

An affiliated company is a company in which a Series has ownership of at least 5% of the voting securities of the underlying issuer. Transactions during the period with companies, which are affiliates, are as follows:

                                                                                                        Realized       Dividend
                           Balance of                                   Balance of                    Gain (Loss)        Income
                               Shares                                       Shares         Market         Dec. 1,        Dec. 1,
                                 Held                                         Held          Value        1997 to        1997 to
                              Nov. 30,         Gross          Gross        Nov. 30,       Nov. 30,       Nov. 30,       Nov. 30,
Affiliates                       1997      Purchases          Sales           1998           1998           1998           1998
--------------------------------------------------------------------------------------------------------------------------------
Orbital Sciences Corp.             --          4,300             --          4,300        $164,475       $    --        $    --
--------------------------------------------------------------------------------------------------------------------------------
Plantronics, Inc.               1,000          1,800             --          2,800         184,100            --             --
--------------------------------------------------------------------------------------------------------------------------------

9. Proxy Results (unaudited)

The Series' shareholders voted on the following proposals at the Special Meeting of Shareholders held on September 15, 1998. Both proposals were approved. The description of each proposal and the results of the shareholder vote are as follows:

                                      For        Against     Abstain    Non-Vote
--------------------------------------------------------------------------------
Approval of a change to
the Series investment objective   120,978,494         --          --          --

Approval of a new
Management Agreement              120,978,494         --          --          --
--------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund:

We have audited the accompanying statement of net assets of Lord Abbett Research Fund, Inc.-Growth Opportunities Fund as of November 30, 1998, the related statement of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc.-Growth Opportunities Fund at November 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
January 8, 1999


Copyright (C) 1999 by Lord Abbett Growth Opportunities Inc. 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Growth Opportunities is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's Investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained in this publication will come to pass. All rights reserved. Printed in the U.S.A.

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